
                                                               COMMON STOCK

                                    UROCOR, INC.

       C


      THIS CERTIFICATE IS TRANSFERABLE
            IN NEW YORK, NEW YORK

                                                             CUSIP 91727P 10 5

                                                      SEE REVERSE FOR CERTAIN
                                                             DEFINITIONS



    THIS CERTIFIES THAT

    is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                       OF

UROCOR, INC., transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and the facsimile corporate seal to be duly affixed hereto.

DATED:

    /s/ William A. Hagstrom                          /s/ Socrates H. Choumbakos
            PRESIDENT                                          SECRETARY

                                     [LOGO]

                                                                            COUNTERSIGNED AND REGISTERED:

                                                                                             AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                                      TRANSFER AGENT
                                                                                                                       AND REGISTRAR
                                                                            BY

                                                                            AUTHORIZED SIGNATURE

                                  UROCOR, INC.

    The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        --      as tenants in common       UNIF GIFT MIN ACT--    ..............Custodian  ...........
TEN ENT        --      as tenants by the
                       entireties                                        (Cust)                     (Minor)
JT TEN         --      as joint tenants with                             under Uniform Gifts to Minors Act
                       right                                             ....................................
                       of survivorship and not                           (STATE)
                       as
                       tenants in common

    Additional abbreviations may also be used though not in the above list.
    For Value Received, __________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
_________________________________________________________________________ Shares

of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
                                          X____________________________________
NOTICE: THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST CORRE-
SPOND WITH  THE NAME(S)  AS
WRITTEN  UPON  THE  FACE OF
THE  CERTIFICATE  IN  EVERY
PARTICULAR, WITHOUT
ALTERATION  OR  ENLARGEMENT
OR ANY CHANGE WHATEVER.
                                          X_____________________________________
                                          Signature(s) must be guaranteed by a bank, broker or qualified financial institution.